Cash and Cash Equivalents - Summary of Components of Other Payments for Operating Activities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
CASH AND CASH EQUIVALENTS
VAT tax debit	$ (99,438)	$ (77,993)	$ (98,620)
Insurance premiums	(42,418)	(33,559)	(30,813)
Tax on emissions	(11,362)	(15,578)	(24,655)
Other	(14,292)	(13,338)	(11,659)
Total	$ (167,510)	$ (140,468)	$ (165,747)